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                          SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549

                                       Form 8-K

                                    CURRENT REPORT

                          Pursuant to Section 13 or 15(d) of
                         the Securities Exchange Act of 1934


Date of Report (Date of
earliest event reported):         MAY 28, 1997


                            STONE CONTAINER CORPORATION
                -----------------------------------------------------
               (Exact name of registrant as specified in its charter)


   DELAWARE                1-3439                   36-2041256
--------------          ------------           -------------------
(State or other         (Commission              (IRS Employer
jurisdiction of         File Number)           Identification No.)
incorporation)



150 NORTH MICHIGAN AVENUE, CHICAGO, ILLINOIS              60601
--------------------------------------------           ----------
(Address of principal executive offices)               (Zip Code)


Registrant's telephone number,
including area code:   (312) 346-6600
                       --------------


                                   N/A
     --------------------------------------------------------------
     (Former name or former address, if changed since last report.)


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

    (c)  Exhibits

    The exhibits accompanying this report are listed in the accompanying
Exhibit Index.



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    Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  STONE CONTAINER CORPORATION


                                  By:  /s/ LESLIE T. LEDERER
                                       ---------------------
                                       Leslie T. Lederer
                                       Vice President, Secretary
                                        and Counsel


Date:  May 28, 1997


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                              EXHIBIT INDEX
                              -------------


    Exhibits 1(a) and 4(i)(i) of the following exhibits filed herewith are exhibits to Stone Container Corporation's Registration Statement on Form S-3 (Registration No. 333-20467).


EXHIBIT NO.                     EXHIBIT
----------                      -------

     1(a) Underwriting Agreement dated May 22, 1997 by and between Stone Container Corporation and Donaldson, Lufkin & Jenrette Securities Corporation, acting severally on behalf of itself and BT Securities Corporation

     4(i)(i) First Supplemental Indenture dated as of May 28, 1997 between Stone Container Corporation and The Bank of New York, as Trustee, relating to the Indenture dated as of March 15, 1992 between Stone Container Corporation and The Bank of New York, as Trustee

     99.1 Third Amendment of Credit Agreement dated as of May 22, 1997 by and among Stone Container Corporation and the financial institutions named therein, relating to the Amended and Restated Credit Agreement dated as of March 22, 1996, as amended, by and among Stone Container Corporation and the financial institutions named therein



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